SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2005
                                                         ----------------

                           PROVIDENT NEW YORK BANCORP
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                     0-25233               80-0091851
       -----------------------     -----------------------    -----------------
     (State or Other Jurisdiction)  (Commission File No.)      (I.R.S. Employer
           of Incorporation)                                 Identification No.)


400 Rella Boulevard, Montebello, New York 10901
----------------------------------------- -----
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (845) 369-8040
                                                    --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.04       Temporary Suspension of Trading Under Registrant's Employee
                -----------------------------------------------------------
                Benefit Plans.
                -------------

         Provident New York Bancorp (the "Company") has been notified that as a result of a change in the custodian for the Provident Bank 401(k) Plan (the "Plan"), there will be a blackout period during which participants in the Plan will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold common stock of the Company, or to obtain a loan or distribution from the Plan, or to change salary deferral amounts.

         On November 1, 2005, the Company sent a Notice of Blackout Period Memorandum to its directors and executive officers informing them that a blackout period is expected to be in effect beginning November 11, 2005 and ending November 18, 2005.

         The Memorandum was provided to the Company's directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Memorandum is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits
                ---------------------------------

                (a)  Financial Statements of Businesses Acquired. Not applicable

                (b)  Pro Forma Financial Information. Not Applicable

                (c)  Exhibits.

                     Exhibit No.             Description
                     -----------             -----------
                       99.1                  Notice of Blackout Period dated
                                             November 1, 2005 to Directors
                                             and Executive Officers of
                                             Provident New York Bancorp




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT NEW YORK BANCORP



DATE: November 2, 2005              By:     /s/ Paul A. Maisch
                                            ------------------------------------
                                            Paul A. Maisch
                                            Senior Vice President and
                                            Chief Financial Officer